Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

10.  Income Taxes

        Aon and its principal domestic subsidiaries are included in a consolidated U.S. federal income tax return. Aon's international subsidiaries file various income tax returns in their jurisdictions.

        Income from continuing operations before income tax and the provision for income tax consist of the following (in millions):

Years ended December 31	2011	2010	2009

Income from continuing operations before income taxes:
U.S.	$301	$21	$215
International	1,083	1,038	734

Total	$1,384	$1,059	$949

Income taxes (benefit):
Current:
U.S. federal	$(17)	$16	$32
U.S. state and local	35	10	23
International	217	202	150

Total current	235	228	205

Deferred:
U.S. federal	109	47	49
U.S. state and local	14	13	5
International	20	12	9

Total deferred	143	72	63

Total income tax expense	$378	$300	$268

        Income from continuing operations before income taxes shown above is based on the location of the business unit to which such earnings are attributable for tax purposes. However, taxable income may not correspond to the geographic attribution of the income from continuing operations before income taxes shown above due to the treatment of certain items, such as the costs associated with the Hewitt acquisition. In addition, because the earnings shown above may in some cases be subject to taxation in more than one country, the income tax provision shown above as U.S. or International may not correspond to the geographic attribution of the earnings.

        A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the Consolidated Financial Statements is as follows:

Years ended December 31	2011	2010	2009

Statutory tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	2.3	1.1	2.0
Taxes on international operations	(11.5)	(12.5)	(12.0)
Nondeductible expenses	3.5	3.9	3.4
Adjustments to prior year tax requirements	(1.1)	0.5	0.1
Deferred tax adjustments, including
statutory rate changes	(0.8)	0.2	0.1
Other — net	(0.1)	0.2	(0.4)

Effective tax rate	27.3	28.4	28.2

        The components of Aon's deferred tax assets and liabilities are as follows (in millions):

As of December 31	2011	2010

Deferred tax assets:
Employee benefit plans	$940	$929
Net operating loss and tax credit carryforwards	484	430
Other accrued expenses	154	161
Investment basis differences	17	17
Other	100	66

Total	1,695	1,603
Valuation allowance on deferred tax assets	(219)	(257)

Total	$1,476	$1,346

Deferred tax liabilities:
Intangibles	$(1,333)	$(1,420)
Deferred revenue	(83)	(49)
Other accrued expenses	(121)	(41)
Unrealized investment gains	(21)	(5)
Unrealized foreign exchange gains	(23)	(23)
Other	(40)	(75)

Total	$(1,621)	$(1,613)

Net deferred tax liability	$(145)	$(267)

        Deferred income taxes (assets and liabilities have been netted by jurisdiction) have been classified in the Consolidated Statements of Financial Position as follows (in millions):

As of December 31,	2011	2010

Deferred tax assets — current	$19	$121
Deferred tax assets — non-current	258	305
Deferred tax liabilities — current	(121)	(30)
Deferred tax liabilities — non-current	(301)	(663)

Net deferred tax liability	$(145)	$(267)

        Valuation allowances have been established primarily with regard to the tax benefits of certain net operating loss and tax credit carryforwards. Valuation allowances decreased by $35 million in 2011, primarily attributable to the change of the following items: a decrease in the valuation allowances of $13 million due to the sale of a subsidiary in UK, a decrease of $24 million in the valuation allowances for U.S. foreign tax credit carryforwards, and an increase of $7 million in the valuation allowances for an interest expense carryforward for Germany.

        Aon recognized, as an adjustment to additional paid-in-capital, income tax benefits attributable to employee stock compensation of $36 million, $20 million and $25 million in 2011, 2010 and 2009, respectively.

        U.S. deferred income taxes are not provided on unremitted foreign earnings that are considered permanently reinvested, which at December 31, 2011 amounted to approximately $3.0 billion. It is not practicable to determine the income tax liability that might be incurred if all such earnings were remitted to the U.S. due to foreign tax credits and exclusions that may become available at the time of remittance.

        At December 31, 2011, Aon had domestic federal operating loss carryforwards of $37million that will expire at various dates from 2012 to 2024, state operating loss carryforwards of $622 million that will expire at various dates from 2012 to 2031, and foreign operating and capital loss carryforwards of $886 million and $314 million, respectively, nearly all of which are subject to indefinite carryforward.

Unrecognized Tax Provisions

        The following is a reconciliation of the Company's beginning and ending amount of unrecognized tax benefits (in millions):

	2011	2010

Balance at January 1	$100	$77
Additions based on tax positions related to the current year	8	7
Additions for tax positions of prior years	5	4
Reductions for tax positions of prior years	(16)	(7)
Settlements	(15)	(1)
Lapse of statute of limitations	(4)	(5)
Acquisitions	40	26
Foreign currency translation	—	(1)

Balance at December 31	$118	$100

        As of December 31, 2011, $116 million of unrecognized tax benefits would impact the effective tax rate if recognized. Aon does not expect the unrecognized tax positions to change significantly over the next twelve months.

        The Company recognizes penalties and interest related to unrecognized income tax benefits in its provision for income taxes. Aon accrued potential penalties of less than $1 million in 2011 and $1 million in both 2010 and 2009. Aon accrued interest of less than $1 million in 2011and 2010, respectively. Aon has recorded a liability for penalties of less than $2 million and $5 million for 2011 and 2010 respectively and for interest less than $17 million and $18 million, respectively.

        Aon and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as various state and international jurisdictions. Aon has substantially concluded all U.S. federal income tax matters for years through 2007. Material U.S. state and local income tax jurisdiction examinations have been concluded for years through 2005. Aon has concluded income tax examinations in its primary international jurisdictions through 2004.